UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 29, 2015

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition

On October 29, 2015 the registrant provided its unaudited financial results for the third quarter ended September 30, 2015.     The registrant’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of Third Quarter 2015 Financial Results

We reported net income of $0.5 million or $0.01 per share for the three months ended September 30, 2015. This includes a $4.4 million payment received from the Australian Government under a research and development incentive program for costs incurred in the 2013 fiscal year; an unrealized $0.6 million mark-to-market loss on our investment in Midas Gold Corp. (“Midas”); $2.9 million of operating expenses and $0.3 million foreign exchange loss (resulting from the weaker Australian dollar). During the three months ended September 30, 2014, we reported a net loss of $4.9 million or $0.06 per share inclusive of an unrealized $3.8 million mark-to-market loss on our investment in Midas, and $1.1 million of operating expenses.

Our working capital at September 30, 2015 totaled approximately $16.0 million, including cash and short-term investments (comprised of government securities) of approximately $14.7 million. The Company has no debt.

Frederick H. Earnest, President and Chief Executive Officer, commented, “We have worked hard to ensure the Company remains funded without diluting our shareholders, and I am enthusiastic about our success and the opportunities it affords us. With our improved balance sheet we believe we are able to fund our currently planned activities into 2018, and we still have opportunities to access additional financing from non-dilutive sources such as the sale of our used mill equipment and the monetization of our other non-core assets.  Having effectively addressed our liquidity needs at this time, we are now able to shift our team’s focus from basic survival tactics to value creation strategies that could better position the Mt Todd gold project for fast-track development when economic conditions permit; and to judiciously evaluate and pursue other near-term value creating opportunities.”

To review the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2015, including the related Management’s Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

Management Conference Call

A conference call with management to review our financial results for the three months ended September 30, 2015 and to discuss corporate and project activities is scheduled for Monday, November 9, 2015 at 2:30 p.m. MST.

Toll-free in North America: 1-866-233-5249

International:  416-642-3300

This call will also be web-cast and can be accessed at the following web location:

http://event.on24.com/r.htm?e=1079392&s=1&k=6981E2DDEE97758D6A33F17A6527CD7C

This call will be archived and available at www.vistagold.com after November 9, 2015.  Audio replay will be available for 21 days by calling toll-free in North America:  1-866-245-6755, passcode 279138.

All dollar amounts in the report are U.S. dollars.

This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that we are funded into 2018 and have addressed our current liquidity needs, our ability to access additional non-dilutive financing, our ability to evaluate and execute programs that could better position the Mt Todd gold project for fast-track development and our ability to judiciously evaluate and pursue other near-term value creating opportunities are forward-looking statements and forward-looking information; and other such matters are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this report include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates and results of preliminary economic assessments, pre-feasibility studies and feasibility studies on our projects, if any, and positive changes to current economic conditions and the price of gold.  When used in this report, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on March 3, 2015 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD

On October 29, 2015 the Registrant issued a press release providing its unaudited financial results for the third quarter ended September 30, 2015.    A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1Press Release dated October 29, 2015*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: November 4, 2015	By: /s/John F. Engele John F. Engele Chief Financial Officer